BATTELLE

PACIFIC NORTHWEST DIVISION
Battelle Memorial Institute
Technology Deployment and Outreach
Attention PNNL IP Compliance Office
P.O. Box 999, Mailstop K1-71
902 Battelle Blvd.
Richland, WA 99352
Telephone: (509) 375-2075
Fax: (509) 372-4589
Email: compliance office@pnnl.gov

October 31, 2019

VIA EMAIL .PDF

Harmony Energy Technologies Corporation
Attention: Mr. Nick Zeng
P.O. Box 5415
New York, NY 10185
Email: nick.zeng@hetcusa.com
Telephone: (212) 602-1188

RE : LICENSE AGREEMENT NO. 528131 AS AMENDED, BETWEEN BATTELLE MEMORIAL INSTITUTE AND HARMONY ENERGY TECHNOLOGIES CORPORATION

LETTER AMENDMENT 4

Dear Mr. Zeng:

This letter Amendment 4 changes the royalty rate, alters the amounts and dates pertaining to minimum annual royalties, and includes an amendment fee. This Amendment 4 shall be effective on the date of last signature hereto ("Effective Date"). Based on the negotiations of the Parties the License Agreement is amended as follows:

1. Article 3, CONSIDERATION, Paragraph C, is amended to read as follows:

    C. LICENSEE shall pay to BATTELLE a royalty of one and five tenths of one percent (1.5%) of ELECTROLYTE SALES REVENUES.

2. Article 4, MINIMUM ROYALTIES, Table 1, is amended to read as follows:

NZ

Table 1.

Calendar Year	Minimum Royalties US $ Per Calendar Year
2016	$0
2017	$0
2018	$0
2019	$0
2020	$0
2021	$0
2022	$5,000
2023	$10,000
2024 and each calendar year thereafter during the term of this Agreement	$20,000

3. In consideration for this Amendment 4, LICENSEE shall pay BATTELLE an amendment fee in the amount of Two Hundred Fifty United States Dollars ($250 US) due on the Effective Date of this Amendment 4.

4. All other provisions of the License Agreement shall remain unchanged.

Please review this Amendment 4 and confirm that you are in agreement with these changes. If you are in agreement, please indicate your acceptance below and return one copy of this Letter Amendment 4 along with the Amendment Fee by November 8, 2019, to:

Battelle Memorial Institute
Technology Deployment and Outreach
Attention PNNL IP Compliance Office
P.O. Box 999, Mailstop K1-71
902 Battelle Blvd.
Richland, WA 99352
Telephone: (509) 375-2075
Fax: (509) 372-4589
Email: compliance office@pnnl.gov

NZ

Sincerely,

BATTELLE MEMORIAL INSTITUTE		HARMONY ENERGY TECHNOLOGIES CORPORATION	
BY	[signature]	BY	[signature]
PRINTED NAME	Peter C. Christensen	PRINTED NAME	Nick N Zeng
TITLE	Deputy Director for Licensing	TITLE	CEO
DATE	10/31/19	DATE	10/31/2019